Exhibit 99.2
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF ILLINOIS

SECURITIES AND EXCHANGE COMMISSION,

Plaintiff,
Civil Action No.
v.

QUADRANT 4 SYSTEM CORP., NANDU THONDAVADI, and DHRU DESAI,

Defendants.

JUDGMENT AS TO DEFENDANT QUADRANT 4 SYSTEM CORP.

The Securities and Exchange Commission having filed a Complaint and Defendant Quadrant 4 System Corp. having entered a general appearance; consented to the Court’s jurisdiction over Defendant and the subject matter of this action; consented to entry of this Judgment without admitting or denying the allegations of the Complaint (except as to jurisdiction); waived findings of fact and conclusions of law; and waived any right to appeal from this Judgment:

I.

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that Defendant is permanently restrained and enjoined from violating, directly or indirectly, Section 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) [15 U.S.C. § 78j(b)] and Rule 10b-5 promulgated thereunder [17 C.F.R. § 240.10b-5], by using any means or instrumentality of interstate commerce, or of the mails, or of any facility of any national securities exchange, in connection with the purchase or sale of any security:

(a) to employ any device, scheme, or artifice to defraud;

(b) to make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or

(c) to engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that, as provided in Federal Rule of Civil Procedure 65(d)(2), the foregoing paragraph also binds the following who receive actual notice of this Judgment by personal service or otherwise:  (a) Defendant’s officers, agents, servants, employees, and attorneys; and (b) other persons in active concert or participation with Defendant or with anyone described in (a).

II.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant is permanently restrained and enjoined from violating Section 17(a) of the Securities Act of 1933 (the “Securities Act”) [15 U.S.C. § 77q(a)] in the offer or sale of any security by the use of any means or instruments of transportation or communication in interstate commerce or by use of the mails, directly or indirectly:

(a) to employ any device, scheme, or artifice to defraud;

(b) to obtain money or property by means of any untrue statement of a material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

or

(c) to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that, as provided in Federal Rule of Civil Procedure 65(d)(2), the foregoing paragraph also binds the following who receive actual notice of this Judgment by personal service or otherwise:  (a) Defendant’s officers, agents, servants, employees, and attorneys; and (b) other persons in active concert or participation with Defendant or with anyone described in (a).

III.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant is permanently restrained and enjoined from violating Section 13(b)(2)(A) of the Exchange Act [15 U.S.C. § 78m(b)(2)(A)] by failing to make and keep books, records, and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the issuer.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that, as provided in Federal Rule of Civil Procedure 65(d)(2), the foregoing paragraph also binds the following who receive actual notice of this Judgment by personal service or otherwise:  (a) Defendant’s officers, agents, servants, employees, and attorneys; and (b) other persons in active concert or participation with Defendant or with anyone described in (a).

IV.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant is permanently restrained and enjoined from violating Section 13(b)(2)(B) of the Exchange Act

[15 U.S.C. § 78m(b)(2)(B)] by failing to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that:

(a)	transactions are executed in accordance with management’s general or specific authorization;

(b)
transactions are recorded as necessary (1) to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and (2) to maintain accountability for assets;

(c)	access to assets is permitted only in accordance with management’s general or specific authorization; and

(d)	the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that, as provided in Federal Rule of Civil Procedure 65(d)(2), the foregoing paragraph also binds the following who receive actual notice of this Judgment by personal service or otherwise:  (a) Defendant’s officers, agents, servants, employees, and attorneys; and (b) other persons in active concert or participation with Defendant or with anyone described in (a).

V.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant is permanently restrained and enjoined from violating Section 15(d) of the Exchange Act [15 U.S.C. § 78o(d)] or Rules 12b-20, 15d-1, 15d-11, and 15d-13 thereunder by failing to file accurate periodic and current reports with the Commission.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that, as provided in Federal Rule of Civil Procedure 65(d)(2), the foregoing paragraph also binds the following who receive actual notice of this Judgment by personal service or otherwise:  (a) Defendant’s officers, agents, servants, employees, and attorneys; and (b) other persons in active concert or participation with Defendant or with anyone described in (a).

VI.

Upon motion of the Commission, the Court shall determine whether it is appropriate to order disgorgement of ill-gotten gains and/or a civil penalty pursuant to Section 20(d) of the Securities Act [15 U.S.C. § 77t(d)] and Section 21(d)(3) of the Exchange Act [15 U.S.C. § 78u(d)(3)] and, if so, the amount(s) of the disgorgement and/or civil penalty.  If disgorgement is ordered, Defendant shall pay prejudgment interest thereon, calculated from March 1, 2013, based on the rate of interest used by the Internal Revenue Service for the underpayment of federal income tax as set forth in 26 U.S.C. § 6621(a)(2).  In connection with the Commission’s motion for disgorgement and/or civil penalties, and at any hearing held on such a motion: (a) Defendant will be precluded from arguing that it did not violate the federal securities laws as alleged in the Complaint; (b) Defendant may not challenge the validity of the Consent or this Judgment; (c) solely for the purposes of such motion, the allegations of the Complaint shall be accepted as and deemed true by the Court; and (d) the Court may determine the issues raised in the motion on the basis of affidavits, declarations, excerpts of sworn deposition or investigative testimony, and documentary evidence, without regard to the standards for summary judgment contained in Rule 56(c) of the Federal Rules of Civil Procedure.  In connection with the Commission’s motion for disgorgement and/or civil penalties, the parties may take discovery, including discovery from appropriate non-parties.  In the event Defendant is a debtor in any bankruptcy case (“Bankruptcy Case”), Defendant further agrees that the amount, if any, of any disgorgement, civil penalty and/or other monetary relief imposed in any additional proceedings described and agreed to herein shall be the amount of the Commission’s allowed claim in its bankruptcy case, and the Defendant shall not object to any claim filed by the Commission in Bankruptcy Case.  If Defendant is a debtor in any Bankruptcy Case, for so long as the automatic stay is in effect, no action shall be taken to enforce or collect any disgorgement and/or civil penalty ordered pursuant to this paragraph except in accordance with the Bankruptcy Code, 11 U.S.C. § 101 et seq., and the Federal Rules of Bankruptcy Procedure.
VII.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that the Consent is incorporated herein with the same force and effect as if fully set forth herein, and that Defendant shall comply with all of the undertakings and agreements set forth therein.

VIII.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that this Court shall retain jurisdiction of this matter for the purposes of enforcing the terms of this Judgment.

IX.

There being no just reason for delay, pursuant to Rule 54(b) of the Federal Rules of Civil Procedure, the Clerk is ordered to enter this Judgment forthwith and without further notice.

Dated:  ______________, _____
____________________________________
UNITED STATES DISTRICT JUDGE